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                                                                                                    Exhibit J-1
                                     NUI Non-utility Subsidiary Companies

------------------- ----------- --------------- --------- ------------------------------------ -------------------------------------
Company             State of    Subsidiary of   % Owned   Description and Status               Legal Basis for Retention
                    Inc.
------------------- ----------- --------------- --------- ------------------------------------ -------------------------------------
NUI Capital Corp.   Florida     NUI             100%      Non-utility holding company.         Holding company with respect to
                                Corporation                                                    permitted utility-related and
                                                                                               energy-related activities.  See
                                                                                               KeySpan Corporation, Holding Co.
                                                                                               Release Act No. 27271 (Nov. 7, 2000).

------------------- ----------- --------------- --------- ------------------------------------ -------------------------------------
NUI/Caritrade       Delaware    NUI               90%     Organized to develop business        See Emera Incorporated, Holding Co.
International LLC               International,            opportunities involving natural      Release Act No. 27445 (Oct. 1,
                                Inc.                      gas products, services, technology   2001); KeySpan Corporation, Holding
                                                          and equipment in Russia, the CIS     Co. Release Act No. 27271 (Nov. 7,
                                                          and NIS countries and Asia which     2000).
                                                          involve Gazprom.  NUI has
                                                          discontinued operations.             After closing, AGL Resources intends
                                                                                               to seek to wind down existing
                                                                                               business consistent with the terms
                                                                                               of existing contractual
                                                                                               obligations.  AGL Resources may
                                                                                               continue the existence of the legal
                                                                                               entity as necessary and prudent to
                                                                                               shield the AGL Resources group from
                                                                                               liability.

------------------- ----------- --------------- --------- ------------------------------------ -------------------------------------
NUI Energy, Inc.    Delaware    NUI Capital     100%      Organized to market energy services  See Rule 58(b)(1)(v).
                                Corp.                     to retail commercial and industrial
                                                          customers.  NUI has discontinued     After closing, AGL Resources intends
                                                          the operations of NUI Energy, Inc.   to cease conducting new business and
                                                          and has no active customers.  NUI    will seek to wind down existing

------------------- ----------- --------------- --------- ------------------------------------ -------------------------------------

------------------- ----------- --------------- --------- ------------------------------------ -------------------------------------
Company             State of    Subsidiary of   % Owned   Description and Status               Legal Basis for Retention
                    Inc.
------------------- ----------- --------------- --------- ------------------------------------ -------------------------------------
                                                          has existing obligations to, and     business consistent with the terms
                                                          claims against, some of its former   of existing contractual
                                                          customers.                           obligations.  AGL Resources may
                                                                                               continue the existence of the legal
                                                                                               entity as necessary and prudent to
                                                                                               shield the AGL Resources group from
                                                                                               liability.

------------------- ----------- --------------- --------- ------------------------------------ -------------------------------------
NUI Energy          Delaware    NUI Capital     100%      Organized to provide wholesale       See Rule 58(b)(1)(v).
Brokers, Inc.                   Corp.                     energy trading and related
                                                          services to other utilities and      After closing, AGL Resources intends
                                                          energy marketing companies.  NUI     to cease conducting new business and
                                                          is currently winding down the        will seek to wind down existing
                                                          operations of NUI Energy Brokers,    business consistent with the terms
                                                          Inc.  NUI Energy Brokers, Inc.       of existing contractual
                                                          continues to manage its prior        obligations.  AGL Resources may
                                                          contractual obligations under        continue the existence of the legal
                                                          three agreements: a long-term        entity as necessary and prudent to
                                                          sales agreement and two long-term    shield the AGL Resources group from
                                                          gas storage and transportation       liability.
                                                          agreements.  The storage and
                                                          transportation agreements expire
                                                          in 2023 and the sales agreement
                                                          expires on December 31, 2007.

------------------- ----------- --------------- --------- ------------------------------------ -------------------------------------
NUI Energy          Delaware    NUI Capital     100%      Organized to provide energy          See Rule 58(b)(1)(i).
Solutions, Inc.                 Corp.                     management and consulting services
                                                          to existing and new customers.       After closing, AGL Resources intends
                                                          NUIESI has one active contract.      to cease conducting new business and
                                                          It is not soliciting new customers.  will seek to wind down existing

------------------- ----------- --------------- --------- ------------------------------------ -------------------------------------

------------------- ----------- --------------- --------- ------------------------------------ -------------------------------------
Company             State of    Subsidiary of   % Owned   Description and Status               Legal Basis for Retention
                    Inc.
------------------- ----------- --------------- --------- ------------------------------------ -------------------------------------
                                                                                               business consistent with the terms
                                                                                               of existing contractual
                                                                                               obligations.  AGL Resources may
                                                                                               continue the existence of the legal
                                                                                               entity as necessary and prudent to
                                                                                               shield the AGL Resources group from
                                                                                               liability.

------------------- ----------- --------------- --------- ------------------------------------ -------------------------------------
NUI Hungary, Inc.   Delaware    NUI               99%     Non-utility holding company          See Emera Incorporated, Holding Co.
                                International,            organized to develop energy          Release Act No. 27445 (Oct. 1,
                                Inc.                      markets in Hungary.  Upon the        2001); KeySpan Corporation, Holding
                                NUI Energy         1%     completion of the liquidation of     Co. Release Act No. 27271 (Nov. 7,
                                Brokers, Inc.             HPMT, it is expected that NUI        2000).
                                                          Hungary will be wound down.
                                                                                               After closing, AGL Resources intends
                                                                                               to cease conducting new business and
                                                                                               will seek to wind down existing
                                                                                               business consistent with the terms
                                                                                               of existing contractual
                                                                                               obligations.  AGL Resources may
                                                                                               continue the existence of the legal
                                                                                               entity as necessary and prudent to
                                                                                               shield the AGL Resources group from
                                                                                               liability.

------------------- ----------- --------------- --------- ------------------------------------ -------------------------------------
HPMT, Kft.          Hungary     NUI Hungary,    100%      A Hungarian limited liability        To be divested.
                                Inc.                      company established to pursue
                                                          opportunities in the Hungarian       After closing, AGL Resources intends
                                                          energy market.  This company is in   to cease conducting new business and
                                                          liquidation.                         will seek to wind down existing
                                                                                               business consistent with the terms of

------------------- ----------- --------------- --------- ------------------------------------ -------------------------------------

------------------- ----------- --------------- --------- ------------------------------------ -------------------------------------
Company             State of    Subsidiary of   % Owned   Description and Status               Legal Basis for Retention
                    Inc.
------------------- ----------- --------------- --------- ------------------------------------ -------------------------------------
                                                                                               existing contractual obligations.
                                                                                               AGL Resources may continue the
                                                                                               existence of the legal entity as
                                                                                               necessary and prudent to shield the
                                                                                               AGL Resources group from liability.

------------------- ----------- --------------- --------- ------------------------------------ -------------------------------------
NUI                 Delaware    NUI Capital     100%      Non-utility holding company          See Emera Incorporated, Holding Co.
International,                  Corp.                     organized to explore international   Release Act No. 27445 (Oct. 1,
Inc.                                                      business opportunities.              2001); KeySpan Corporation, Holding
                                                          Upon the completion of the           Co. Release Act No. 27271 (Nov. 7,
                                                          liquidation of HPMT and NUI          2000).
                                                          Hungary, it is expected that NUI
                                                          International will be wound down.    After closing, AGL Resources intends
                                                                                               to cease conducting new business and
                                                                                               will seek to wind down existing
                                                                                               business consistent with the terms
                                                                                               of existing contractual
                                                                                               obligations.  AGL Resources may
                                                                                               continue the existence of the legal
                                                                                               entity as necessary and prudent to
                                                                                               shield the AGL Resources group from
                                                                                               liability.

------------------- ----------- --------------- --------- ------------------------------------ -------------------------------------
NUI Richton         Delaware    NUI Storage,    100%      Non-utility holding company          See Rule 58(b)(2)(i); Gas Related
Storage, Inc.                   Inc.                      organized as sole member of          Activities Act of 1990, Section 2(a).
                                                          Richton Gas Storage Company, LLC.
                                                                                               After closing, AGL Resources intends
                                                                                               to cease conducting new business and
                                                          No active operations. NUI is         will seek to wind down existing
                                                          exploring a sale of assets related   business consistent with the terms of

------------------- ----------- --------------- --------- ------------------------------------ -------------------------------------

------------------- ----------- --------------- --------- ------------------------------------ -------------------------------------
Company             State of    Subsidiary of   % Owned   Description and Status               Legal Basis for Retention
                    Inc.
------------------- ----------- --------------- --------- ------------------------------------ -------------------------------------
                                                          to Richton project.                  existing contractual obligations.
                                                                                               AGL Resources may continue the
                                                                                               existence of the legal entity as
                                                                                               necessary and prudent to shield the
                                                                                               AGL Resources group from liability.

------------------- ----------- --------------- --------- ------------------------------------ -------------------------------------
Richton Gas         Delaware    NUI Richton     100%      Organized to develop salt dome gas   See Rule 58(b)(2)(i); Gas Related
Storage Company,                Storage, Inc.             storage facility.                    Activities Act of 1990, Section 2(a).
LLC
                                                          No active operations. NUI is         After closing, AGL Resources intends
                                                          exploring a sale of assets related   to cease conducting new business and
                                                          to the Richton project.              will seek to wind down existing
                                                                                               business consistent with the terms of
                                                                                               existing contractual
                                                                                               obligations.  AGL Resources may
                                                                                               continue the existence of the legal
                                                                                               entity as necessary and prudent to
                                                                                               shield the AGL Resources group from
                                                                                               liability.

------------------- ----------- --------------- --------- ------------------------------------ -------------------------------------
NUI Sales           Delaware    NUI Capital     100%      Non-utility holding company          Inactive.  See KeySpan Corporation,
Management, Inc.                Corp.                     organized to hold NUI Sales          Holding Co. Release Act No. 27271
                                                          Management, Inc.'s interest in TIC   (Nov. 7, 2000).
                                                          Enterprises, LLC.
                                                                                               After closing, AGL Resources intends
                                                                                               to cease conducting new business and
                                                                                               will seek to wind down existing
                                                                                               business consistent with the terms
                                                                                               of existing contractual obligations.
                                                                                               AGL Resources may continue the

------------------- ----------- --------------- --------- ------------------------------------ -------------------------------------

------------------- ----------- --------------- --------- ------------------------------------ -------------------------------------
Company             State of    Subsidiary of   % Owned   Description and Status               Legal Basis for Retention
                    Inc.
------------------- ----------- --------------- --------- ------------------------------------ -------------------------------------
                                                                                               existence of the legal entity as
                                                                                               necessary and prudent to shield the
                                                                                               AGL Resources group from liability.

------------------- ----------- --------------- --------- ------------------------------------ -------------------------------------
NUI Saltville       Delaware    NUI             100%      Non-utility holding company          See Rule 58(b)(2)(i); Gas Related
Storage, Inc.                   Corporation               organized to hold NUI Saltville      Activities Act of 1990, Section 2(a).
                                                          Storage, Inc.'s interest in
                                                          Saltville Gas Storage Company,
                                                          LLC.

------------------- ----------- --------------- --------- ------------------------------------ -------------------------------------
Saltville Gas       Delaware    NUI Saltville     50%     Organized to develop gas storage     See Rule 58(b)(2)(i); Gas Related
Storage Company,                Storage, Inc.             facilities and hold NUI's            Activities Act of 1990, Section
LLC                                                       interests in storage development     2(a).  Rule 16.
                                                          projects.

------------------- ----------- --------------- --------- ------------------------------------ -------------------------------------
NUI Service, Inc.   New Jersey  NUI Capital     100%      Organized to provide appliance       See Powergen plc, Holding Co. Act
                                Corp.                     repair services in Florida.          Release No. 27291 (Dec. 6, 2000)
                                                                                               (authorizing retention of subsidiary
                                                                                               engaged in appliance repair and
                                                                                               warranty sales).

------------------- ----------- --------------- --------- ------------------------------------ -------------------------------------
NUI Storage, Inc.   Delaware    NUI             100%      Organized to develop gas storage     See Rule 58(b)(2)(i); Gas Related
                                Corporation               facilities.  No active operations.   Activities Act of 1990, Section 2(a).
                                                           NUI is exploring a sale of assets
                                                          related to Richton project.          After closing, AGL Resources intends
                                                                                               to cease conducting new business and
                                                                                               will seek to wind down existing
                                                                                               business consistent with the terms
                                                                                               of existing contractual obligations.
                                                                                               AGL Resources may continue the

------------------- ----------- --------------- --------- ------------------------------------ -------------------------------------

------------------- ----------- --------------- --------- ------------------------------------ -------------------------------------
Company             State of    Subsidiary of   % Owned   Description and Status               Legal Basis for Retention
                    Inc.
------------------- ----------- --------------- --------- ------------------------------------ -------------------------------------
                                                                                               existence of the legal entity as
                                                                                               necessary and prudent to shield the
                                                                                               AGL Resources group from liability.

------------------- ----------- --------------- --------- ------------------------------------ -------------------------------------
OAS Group, Inc.     New Jersey  NUI Capital     100%      Digital mapping operation of         See Rule 58(b)(1)(vii).
                                Corp.                     customer distribution facilities,
                                                          originally part of UBS.  NUI is      After closing, AGL Resources intends
                                                          currently winding down the           to cease conducting new business and
                                                          operations of OAS Group, Inc.        will seek to wind down existing
                                                          Effective April 1, 2004, OAS has     business consistent with the terms
                                                          subcontracted all of its existing    of existing contractual
                                                          services to a third party            obligations.  AGL Resources may
                                                          engineering firm.  OAS has           continue the existence of the legal
                                                          notified its customers that upon     entity as necessary and prudent to
                                                          expiration of their current          shield the AGL Resources group from
                                                          contracts, their relationship with   liability.
                                                          OAS will terminate.

------------------- ----------- --------------- --------- ------------------------------------ -------------------------------------
TIC Enterprises,    Delaware    NUI Sales       100%      Organized to recruit, train, and     Inactive.
LLC                             Management,               manage sales professionals and
                                Inc.                      serve as a sales and marketing       After closing, AGL Resources intends
                                                          representative for various           to cease conducting new business and
                                                          businesses.                          will seek to wind down existing
                                                                                               business consistent with the terms
                                                                                               of existing contractual
                                                                                               obligations.  AGL Resources may
                                                                                               continue the existence of the legal
                                                                                               entity as necessary and prudent to
                                                                                               shield the AGL Resources group from
                                                                                               liability.

------------------- ----------- --------------- --------- ------------------------------------ -------------------------------------

------------------- ----------- --------------- --------- ------------------------------------ -------------------------------------
Company             State of    Subsidiary of   % Owned   Description and Status               Legal Basis for Retention
                    Inc.
------------------- ----------- --------------- --------- ------------------------------------ -------------------------------------
Utility Business    New Jersey  NUI Capital     100%      Organized to provide billing and     See Item 3.B.6 of Application;  See
Services, Inc.                  Corp.                     customer information systems and     also Cinergy Corp., Holding Co. Act
                                                          services to investor-owned and       Release No. 26662 (Feb. 7, 1997) and
                                                          municipal utilities and third        CP&L Energy, Inc., Holding Co. Act
                                                          party energy providers.  The New     Release No. 27284 (Nov. 27, 2000)
                                                          Jersey Board of Public Utilities     (authorizing retention of
                                                          approved a three year service        application services provider that
                                                          agreement for UBS to provide         provides, supports and manages a
                                                          billing services to the utility.     broad range of specialized
                                                                                               facilities management software and
                                                                                               information systems designed to help
                                                                                               businesses and organizations manage
                                                                                               and maintain facilities and
                                                                                               equipment more efficiently.).

------------------- ----------- --------------- --------- ------------------------------------ -------------------------------------
Virginia Gas        Delaware    NUI             100%      Holding-company that directly or     See Item 3.B.1(d)(ii) and Item 3.B.2
Company                         Corporation               through its subsidiaries provides    of Application; Holding company with
                                                          pipeline operation, natural gas      respect to permitted utility and
                                                          storage, marketing and               energy-related activities.
                                                          distribution services; natural gas
                                                          exploration, production and well
                                                          operations.

------------------- ----------- --------------- --------- ------------------------------------ -------------------------------------
Virginia Gas        Virginia    Virginia Gas    100%      Organized to own a salt cavern       See Rule 58(b)(2)(i); Gas Related
Pipeline Company                Company                   natural gas storage facility in      Activities Act of 1990, Section 2(a).
                                                          Saltville, VA.  In addition, this
                                                          company is the manager of the
                                                          Saltville Gas Storage Company, LLC.

------------------- ----------- --------------- --------- ------------------------------------ -------------------------------------
Virginia Gas        Virginia    Virginia Gas    100%      Organized to own a depleted          See Rule 58(b)(2)(i); Gas Related
Storage Company                 Company                   reservoir storage facility in        Activities Act of 1990, Section 2(a).
                                                          Early Grove, VA.

------------------- ----------- --------------- --------- ------------------------------------ -------------------------------------
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